Defiance Drone and Modern Warfare ETF
Schedule of Investments
September 30, 2025 (Unaudited)

COMMON STOCKS - 84.9%		Shares	Value
Communication Services - 1.3%
Iridium Communications, Inc.		2,946	$51,437

Industrials - 72.4%(a)
AeroVironment, Inc. (b)		756	238,057
BlackSky Technology, Inc. (b)		2,382	47,997
CACI International, Inc. - Class A (b)		360	179,561
Chemring Group PLC		8,250	65,418
Cohort PLC		2,298	44,302
DroneShield, Ltd. (b)		24,978	77,143
Elbit Systems, Ltd.		354	180,469
Electro Optic Systems Holdings, Ltd. (b)		7,890	53,442
Exail Technologies SA (b)		324	38,679
Hensoldt AG		478	61,950
Kratos Defense & Security Solutions, Inc. (b)		2,640	241,217
L3Harris Technologies, Inc.		858	262,042
Leidos Holdings, Inc.		1,224	231,287
Mercury Systems, Inc. (b)		1,872	144,893
Parsons Corporation (b)		716	59,371
QinetiQ Group PLC		15,162	112,164
Rocket Lab Corporation (b)		1,248	59,792
RTX Corporation		1,488	248,987
Saab AB		948	57,907
Science Applications International Corporation		1,452	144,285
Thales SA		864	270,653
			2,819,616

Information Technology - 11.2%
C3.ai, Inc. - Class A (b)		3,882	67,314
Palantir Technologies, Inc. - Class A (b)		1,530	279,103
Red Cat Holdings, Inc. (b)		4,530	46,885
Telos Corporation (b)		6,162	42,148
			435,450
TOTAL COMMON STOCKS (Cost $3,247,183)			3,306,503

TOTAL INVESTMENTS - 84.9% (Cost $3,247,183)			3,306,503
Other Assets in Excess of Liabilities - 15.1%			587,872
TOTAL NET ASSETS - 100.0%	0.0%	0.0%	$3,894,375
two			–%
Percentages are stated as a percent of net assets.			–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.

Summary of Fair Value Disclosure as of September 30, 2025 (Unaudited)

Defiance Drone and Modern Warfare ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$3,306,503	$–	$–	$3,306,503
Total Investments	$3,306,503	$–	$–	$3,306,503

Refer to the Schedule of Investments for further disaggregation of investment categories.